UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

501 Canal Blvd., Richmond, California 94804
(Address of principal executive offices) (Zip Code)

(510) 970-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on July 20, 2018, Sangamo Therapeutics, Inc. (the “Company”) entered into a Share Purchase Agreement (the “SPA”) with certain shareholders of TxCell S.A., a French société anonyme (“TxCell”), and the Company and TxCell entered into a Tender Offer Agreement (the “TOA”), pursuant to which the Company, directly or through a subsidiary, agreed to acquire 100% of the equity interests of TxCell. Also as previously disclosed, on October 1, 2018, the Company completed the acquisition of 13,519,036 ordinary shares of TxCell (“TxCell Ordinary Shares”), representing approximately 53% of the outstanding share capital and voting rights of TxCell, pursuant to the SPA (the “Block Transaction”).

On November 6, 2018, the Company filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that, on November 1, 2018, pursuant to the TOA, the Company commenced a cash tender offer (the “Offer”) to acquire all of the TxCell Ordinary Shares not held by the Company or any subsidiary of the Company for the same per share price paid in the Block Transaction (€2.58 per share) (the “Offer Price”) and that pursuant to the Block Transaction, open market purchases and the Offer, the Company had acquired a total of 20,203,733 TxCell Ordinary Shares as of November 1, 2018. Subsequent to the filing of the Original Form 8-K, the Offer was completed and the Company initiated compulsory squeeze-out procedures applicable to French public companies to acquire the remaining TxCell Ordinary Shares for the Offer Price. As of the date of filing of this Current Report on Form 8-K/A, the Company had acquired a total of 25,047,671 TxCell Ordinary Shares pursuant to the Block Transaction, open market purchases, the Offer and the squeeze-out procedures, representing approximately 98.2% of the outstanding share capital and voting rights of TxCell.

The Company also entered into arrangements with the holders of approximately 475,000 “free shares” of TxCell pursuant to which the Company has the right to purchase such shares from the holders thereof and such holders have the right to sell to the Company such shares from time to time through mid-2021 (the “Free Shares Options”). The purchase price for each such free share acquired by the Company upon exercise of a Free Shares Option will be based on the performance of the Company’s stock price from the announcement of the transactions contemplated by the SPA and TOA through the time of purchase (as of November 1, 2018, the Free Shares Options purchase price was valued at €2.58 per share or approximately $2.99 per share using an exchange rate of 1.160). For example, if the Company’s stock price increases during that time period, the Free Shares Options purchase price per share will proportionately increase. However, if the Company’s stock price decreases, the Free Shares Options purchase price is limited to a minimum purchase price of €2.58 per share, subject to certain exceptions.

In September 2018, the Company also provided TxCell with a $5.2 million loan that was deemed to be part of the purchase consideration for accounting purposes. This loan, together with the cash paid to acquire the TxCell Ordinary Shares (approximately $75.0 million) and the estimated fair value of the Free Shares Options ($190,000), comprise the aggregate purchase consideration of approximately $80.4 million (such transactions, collectively, the “Acquisition”).

This Current Report on Form 8-K/A amends the Original Form 8-K to provide the financial statements of TxCell pursuant to Item 9.01(a) of Form 8-K and the requisite pro forma financial information pursuant to Item 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of TxCell as of and for the year ended December 31, 2017, and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of Ernst & Young Audit, TxCell’s independent auditor, is filed herewith as Exhibit 23.1.

The unaudited financial statements of TxCell as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017, each giving effect to the Acquisition, and the unaudited pro forma condensed combined balance sheet as of September 30, 2018, giving effect to the Acquisition, and the notes related thereto, are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1*

Share Purchase Agreement dated July 20, 2018, among the Company and the Sellers (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 23, 2018, File No. 000-30171)

2.2*

Amendment Agreement to the Share Purchase Agreement dated October 1, 2018, among the Company and the Sellers (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 6, 2018, File No. 000-30171)

2.3*

Tender Offer Agreement dated July 20, 2018, between the Company and TxCell (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 23, 2018, File No. 000-30171)

2.4*

Amendment No. 1 to the Tender Offer Agreement dated October 1, 2018, between the Company and TxCell (incorporated by reference to Exhibit 2.4 to the Company’s Current Report on Form 8-K filed with the SEC on November 6, 2018, File No. 000-30171)

23.1	Consent of Ernst & Young Audit, TxCell’s independent auditor
99.1	Audited financial statements of TxCell as of and for the year ended December 31, 2017, and the notes related thereto
99.2	Unaudited financial statements of TxCell as of September 30, 2018 and December 31, 2017 and for the nine months ended September 30, 2018 and 2017, and the notes related thereto
99.3	Unaudited pro forma condensed combined financial information for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, and the notes related thereto

*  Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any exhibits or schedule so furnished.  A list identifying the contents of all omitted exhibits and schedules can be found in Exhibits 2.1, 2.2, 2.3 and 2.4.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

By:	/s/ KATHY Y. YI
Name:	Kathy Y. Yi
Title:	Senior Vice President and Chief Financial Officer

Dated:	January 4, 2019